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                                                                  Exhibit 99.3

                                                                EXECUTION COPY

                         GLOBAL ASSIGNMENT AGREEMENT



                            DATED 4TH MARCH, 2004



                                   BETWEEN



                           CP FILMS VERTRIEBS GMBH

                                 AS ASSIGNOR



                                     AND



                                 KBC BANK NV

                                 AS ASSIGNEE




                                ALLEN & OVERY

                                  FRANKFURT


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                                  CONTENTS

CLAUSE                                                                   PAGE

1.       Interpretation.....................................................2
2.       Assignment.........................................................3
3.       Security Purpose...................................................4
4.       List of Claims.....................................................4
5.       The Assignor Rights................................................5
6.       Disclosure and Notification........................................5
7.       Assignment of Claims against Conditional Vendors...................6
8.       Enforcement and Collection.........................................7
9.       Right of Inspection................................................7
10.      Bookkeeping and Data-Processing....................................7
11.      Maintenance of Liable Capital......................................7
12.      Undertakings.......................................................9
13.      Representations and Warranties....................................10
14.      Indemnity.........................................................10
15.      Duration and Independence.........................................10
16.      Costs and Expenses................................................11
17.      Miscellaneous.....................................................11
18.      Assignment........................................................11
19.      Severability......................................................12
20.      Release of Security...............................................12
21.      Notices...........................................................12
22.      Governing Law.....................................................12
23.      Jurisdiction......................................................13

Signatories................................................................14




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THIS GLOBAL ASSIGNMENT AGREEMENT (the AGREEMENT) is made on 4th March, 2004

BETWEEN:
(1) CP FILMS VERTRIEBS GMBH, a limited liability company (Gesellschaft mit beschrankter Haftung) organised under the laws of Germany, having its corporate seat in Bielefeld, Germany, which is registered in the Commercial Register (Handelsregister) at the Local Court (Amtsgericht) of Bielefeld under registration number HRB 33407

         (the ASSIGNOR)

         and

(2) KBC BANK NV a Belgian bank with registered office at Havenlaan 2, B-1080 Brussels, Belgium, and registered at the Crossroads Bank for Enterprises under enterprise number 0462.920.226

         (the ASSIGNEE).

WHEREAS:

(A) Solutia Europe SA/NV (the ISSUER) and the holders of the Notes have agreed to amend and restate the Issuer's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes (as defined below) and as amended, modified or supplemented from time to time, the NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30th January, 2004 among the Issuer and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Issuer has entered into the Fiscal Agency Agreement dated 11th February, 2004 among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The holders of the Notes and the couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Assignor guarantees the prompt payment and performance when due of all obligations of the Issuer under the Credit Documents (as defined below) and assigns the Claims (as defined below) to the Assignee to secure its obligations to the Assignee as provided herein and undertakes the obligations contemplated by this Agreement.

(C) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Assignor agrees to assign the Claims (as defined below) in favour of the Assignee under the following terms.

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IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         AGREEMENT OF UNDERSTANDING has the meaning given to that term under (A) of the preamble.

         BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are open for general business in Brussels and Frankfurt am Main.

         CLAIMS means (i) all present and future monetary receivables and claims the Assignor holds (Forderungsinhaber) against all clients, purchasers or suppliers or any of them (Forderungen aus Warenlieferungen und Leistungen) whether resulting from its present or future business or from any other cause at law (the TRADE RECEIVABLES), (ii) all present and future monetary receivables and claims the Assignor (Forderungsinhaber) holds against any member of the Group on account of any nature whatsoever (the INTRA-GROUP RECEIVABLES), (iii) all present and future monetary receivables and claims the Assignor holds (Forderungsinhaber) against any Person on account of loans, advances or other financial credits made or granted by the Assignor, or on account of any recourse against any Person by reason of a guaranty or security given by the Assignor for such Person's liabilities (the OTHER RECEIVABLES), and (iv) all present and future rights and claims to payment the Assignor holds against any insurance company on account of any insurance policy (other than any life insurance, health insurance, third party liability insurance, group insurance, employees' pension insurance), whether as insurance indemnities, refunds of premium or otherwise (the INSURANCE CLAIMS). To the extent that such Claims are in existence or outstanding at the time this Agreement comes into force, such Claims are referred to as the EXISTING CLAIMS, and if such Claims will only come into existence in the future they are referred to as the FUTURE CLAIMS.

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated 11th February, 2004 among the Issuer, Amcis AG, Carbogen AG, certain holders of the Notes and the Assignee, as amended, modified or supplemented from time to time.

         CREDIT DOCUMENTS means the Agreement of Understanding, the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes (including without limitation the Terms and Conditions of Notes), the Subsidiary Guaranties, the Collateral Documents and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Note or any other obligation of the Assignor, as amended, modified or supplemented from time to time.

         DEBTOR means each debtor of a Claim.

         EURO, euro, or EUR means the lawful currency of the Participating Member States.

         EVENT OF DEFAULT has the meaning given to such term in the Terms and Conditions of Notes.

         FISCAL AGENCY AGREEMENT has the meaning given to that term under
         (A) of the preamble.

         GERMAN SUBSIDIARY GUARANTY means the guaranty made by the Assignor in favour of the Assignee dated on or about the date of this Agreement.

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         GERMANY means the Federal Republic of Germany.

         GROUP means Solutia Inc. and its Subsidiaries.

         ISSUER has the meaning given to that term under (A) of the preamble.

         NOTES has the meaning given to such term under (A) of the Preamble.

         PARTICIPATING MEMBER STATE means a member state of the European Union that adopts or has adopted the euro as its lawful currency under the legislation of the European Union pertaining to the Economic and Monetary Union.

         PAYMENT DEFAULT means the default of the Assignor to pay to the Assignee any amounts owed by the Assignor to the Assignee under the German Subsidiary Guaranty and any other Credit Document to which it is party when due, provided that the enforcement of the German Subsidiary Guaranty or the respective Credit Document is not excluded pursuant to the maintenance of liable capital provisions of the German Subsidiary Guaranty or the respective Credit Document.

         PARTY means a party to this Agreement.

         SECURED CLAIMS means all present and future rights and claims (Anspruche) (whether actual or contingent and whether held jointly or severally or in any other capacity whatsoever) of the Assignee against the Assignor which may arise under, out of, or in connection with the Collateral Agency Agreement, the German Subsidiary Guaranty or any other Credit Document to which the Assignor is party.

         SECURITY means any and all security granted by the Issuer or any third party to the Assignee with a view to securing the Secured Claims.

         SUBSIDIARIES means an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership and control for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise.

         TERMS AND CONDITIONS OF NOTES means the terms and conditions of the notes as set out in Schedule 1 of the Fiscal Agency Agreement as amended, modified or supplemented from time to time.

1.2 Where the context so admits, the singular includes the plural and vice versa.

1.3 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4 Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented or novated from time to time.

1.5 Unless defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

2.       ASSIGNMENT

(a) The Assignor hereby assigns all of the Claims to the Assignee (the ASSIGNMENT).

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(b)      The Assignee accepts such Assignment.

(c) The Existing Claims shall pass over to the Assignee on execution of this Agreement, and any Future Claims shall pass over to the Assignee on the date such Future Claims arise.

(d) Together with the Claims all security interest, collateral and any other rights pertaining thereto are transferred and assigned to the Assignee.

(e) In case any kind of a current account relationship (unechtes oder echtes Kontokorrentverhaltnis) exists at present or comes into existence in the future between the Assignor and Debtors, the Assignor assigns to the Assignee, and the Assignee accepts such assignment, its rights for termination of the current account relationship, for fixing an actual balance (Saldofeststellung) and all present and future claims as a result of fixing a balance.

(f) Notwithstanding the provisions of Clause 2 (c) above, the security interest granted hereunder shall become effective at the time of the execution of this Agreement.

(g) Insofar as additional declarations or actions are necessary for the perfection of the security interest to be granted hereunder or the rights mentioned in Clause 2 (d) and (e) above, the Assignor shall, at the Assignee's request, make such declarations or undertake such actions.

3.       SECURITY PURPOSE

         The Claims shall serve as collateral in order to secure the prompt and complete payment and discharge of any and all Secured Claims.

4.       LIST OF CLAIMS

(a) The Assignor undertakes to promptly (but in any event within 10 Business Days) deliver to the Assignee upon the occurrence of a Payment Default (or at such other time as the Assignee may reasonably request in order to protect its legitimate interests) an up-to-date, accurate and complete list of those Claims which were still outstanding at the end of the previous month. Unless otherwise agreed, the list shall show the names and telephone numbers of the Debtors as well as the outstanding amounts and the invoice dates and invoice reference numbers. An up-to-date, accurate and complete list of all Claims separate according to the nature of the Claims (Trade Receivables, Intra-Group Receivables, Other Receivables and Insurance Claims) as per the date of this Agreement is attached hereto as Schedule 1 Part 1, Part 2 and Part 3.

(b) The Assignor shall from time to time promptly upon request (but in any event within 10 Business Days) provide the Assignee with the following data:

         (i) a copy of all relevant contractual documentation in respect of any Claims provided that unless a Payment Default has occurred and is continuing such documentation is not subject to a confidentiality undertaking to which the Assignor is bound;

         (ii) all relevant details of the amounts currently owing under any Claim, provided that unless a Payment Default has occurred and is continuing such information is not subject to a confidentiality undertaking to which the Assignor is bound;

         (iii) the amounts collected under any Claim over the last twelve months; and

         (iv) such other data and information in relation to the Claims as from time to time may be requested by the Assignee, provided that unless a Payment Default has occurred and

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                  is continuing such data and information are not subject
                  to a confidentiality undertaking to which the Assignor is bound.

(c) The Assignor shall have the right to deliver the list of Claims on a readable hard disk compatible with usual business software. The Assignee will contact the Assignor from time to time with a view to agreeing the necessary details.

(d) For the avoidance of doubt, the Assignee shall also be entitled to any and all Claims if for any reason whatsoever such Claims are not, or are incompletely contained in the list presented to the Assignee.

(e) If the Assignor employs a third party for its bookkeeping and/or data-processing, the Assignor hereby authorises the Assignee to obtain the lists of Claims directly from such third party at the Assignor's expense and hereby instructs the third party to provide the Assignee with the list in accordance with the terms and conditions of this Agreement.

5.       THE ASSIGNOR RIGHTS

         The Assignor shall have the right to collect and recover the Claims and to take all measures and enter into all agreements with the respective Debtors in the ordinary course of business provided that the Assignor shall not be entitled to collect any amount under any Insurance Claim in excess of EUR 1,000,000. The Assignor may in particular grant reasonable discounts or indulgence to Debtors and/or enter into settlement agreements. The Assignor shall in doing so act with the care of an orderly acting merchant (Sorgfalt eines ordentlichen Kaufmannes). The Assignee may revoke the aforementioned right (i) at any time after the occurrence of a Payment Default that is continuing, (ii) after the Assignee has made a claim under the German Subsidiary Guaranty which the Assignor has not paid when due, if (x) the Assignor breaches any of the undertakings set out in Clause 12 hereof or (y) the Assignor fails to deliver on due time any lists of Claims according to Clause 4 (a) and (b) hereof.

6.       DISCLOSURE AND NOTIFICATION

         (a) For the purpose of disclosing the assignment constituted by this Agreement, the Assignor shall notify, without delay and in any event no later than five (5) Business Days following the date hereof and in form of Schedule 2, the Debtors, if any, listed in
         Schedule 1 Part 1 against whom it currently holds Intra-Group Receivables of the fact that such receivables owing from them have been assigned pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such Debtors' signed acknowledgements no later than ten (10) Business Days following the date hereof. With respect to each Intra-Group Receivable arising from Debtors that are not listed in Schedule 1
         Part 1 of this Agreement (as supplemented from time to time) that the Assignor acquires after the date hereof, the Assignor shall notify, without delay and in any event no later than five (5) Business Days following the date of such acquisition, the debtors and counterparties against whom it holds such Intra-Group Receivables of the fact that such Intra-Group Receivables owing from them have been assigned to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such debtors' and counterparties' signed acknowledgements thereto no later than ten (10) Business Days following the date of such acquisition. Each such notification shall be substantially in the form of Schedule 2 to this Agreement.

(b) Upon the occurrence of a Payment Default that is continuing, the Assignor shall immediately notify in the form of Schedule 3 the Debtors against whom it holds Trade Receivables and Other Receivables that such receivables owing from them have been assigned to the Assignee pursuant to this Agreement.

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         (c) The Assignor shall notify, without delay and in any event no later than ten (10) Business Days following the date hereof and in form of Schedule 4 (in the German language as the case may be), the counterparties, if any, to insurance contracts listed in Schedule 1
         Part 2 of the fact that such receivables owing from them have been assigned pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such counterparties' signed acknowledgements, no later than twenty (20) Business Days following the date hereof. With respect to any Insurance Claims owed or to be owed under insurance contracts other than those listed in Schedule 1 Part 2 to this Agreement (as supplemented from time to time) that the Assignor enters into after the date hereof, the Assignor shall notify, without delay and in any event no later than ten (10) Business Days following the date of such entering into such insurance contracts, the counterparties to such insurance contracts of the fact that such Insurance Claims owing or to be owed from them have been assigned to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such counterparties' signed acknowledgements no later than twenty (20) Business Days following the date of entering into such insurance contracts.

(d) The Assignor shall provide the Assignee without delay with a copy of any notification given pursuant to this Clause 6, together with the adequate evidence of such notification having been sent and received.

(e) The Assignee may give any notice required to be given by the Assignor pursuant to this Clause 6 if the Assignor has not given such notice within five (5) or ten (10) Business Days, as the case may be, after the Assignor is required to do so, or at any time following the occurrence and during the continuance of a Payment Default. For this purpose, the Assignor authorises the Assignee to notify each and any Debtor accordingly.

(f) The Assignor undertakes to forward to the Assignee at its request notification letters executed in blank substantially in the form attached as Schedule 2, 3 and 4 for the purpose of notifying the Debtor(s) of the assignment of the respective Claims. The Assignor hereby authorises the Assignee to copy blank notification certificates signed by the Assignor.

7.       ASSIGNMENT OF CLAIMS AGAINST CONDITIONAL VENDORS

(a) If a Claim is assigned to the Assignee which any supplier of the Assignor can at present or in future assert by reason of an extended retention of title (verlangerter Eigentumsvorbehalt), the assignment of such Claim shall only become effective with the discharge of such extended retention of title. As long as the supplier is only partly entitled to the Claim the assignment of such Claim to the Assignee hereunder shall be limited to the part of the Claim to which the Assignor is entitled. The other part of the Claim will be transferred to the Assignee at such time as that part is no longer affected by any extended retention of title.

(b) The Assignor hereby assigns to the Assignee all its present and future rights to reassignment of the Claims assigned to a supplier by reason of an extended retention of title as well as any present and future claims to the transfer of all present and future proceeds paid out to the supplier, together with all rights pertaining thereto. The same applies to any possible inchoate right (Anwartschaftsrecht) with respect to the assignment of any Claims which are subject to a condition subsequent (auflosende Bedingung). The Assignor accepts such assignments.

(c) Upon the occurrence of a Payment Default the Assignee is entitled to discharge the extended retention of title by itself satisfying the supplier.

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8.       ENFORCEMENT AND COLLECTION

(a) The Assignee is entitled to realise the Claims immediately upon the occurrence of a Payment Default which is continuing and has not been remedied if and to the extent the Assignor has not satisfied a Secured Claim when due and payable.

(b) The Assignee may realise any and all of the Claims to the extent necessary to satisfy any outstanding Secured Claims by collecting all or part of the Claims.

(c) To the extent the Assignee is entitled to collect the Claims, it may request that all documents relating to the Claims be handed over to the Assignee and the Assignor hereby agrees to comply promptly with any such request. If no Payment Default is continuing, the Assignee's right to collect the Claims shall cease and the Assignee shall pay over to the Assignor all moneys received in connection with such collection and retained by it during the continuance of the Payment Default (such payments being inclusive of daily interest) save to the extent any such moneys have been applied in payment of any of the Secured Claims.

(d) If and to the extent the Assignee collects any Claims pursuant to this Clause 8 hereof, it may take all measures and enter into all agreements with such Debtors which it considers to be expedient. In particular, the Assignee may grant discounts or indulgence to Debtors and/or enter into settlement agreements.

(e)      Any enforcement proceeds shall be applied in accordance with Clause
         4.1 of the Collateral Agency Agreement.

9.       RIGHT OF INSPECTION

         The Assignor shall allow the Assignee or any representative of its choice acting reasonably to inspect at any time during normal business hours its records, or to have them inspected by a duly authorised representative, for the purpose of evaluating, enforcing, inspecting and checking the Claims.

10.      BOOKKEEPING AND DATA-PROCESSING

(a) If the Claims have been stored in an electronic data-processing system, the Assignor shall allow the Assignee access to the computer, including the peripheral equipment and all data concerning the Claims. Moreover, software operators shall be made available insofar as required, and any assistance required shall be provided to the Assignee. If a third party handles the electronic processing of data, the Assignor hereby assigns to the Assignee all its claims to obtain these services, and hereby instructs such third party to handle the processing of data for the Assignee upon its instructions as it did for the Assignor. The Assignee hereby accepts such assignment.

(b) If, and to the extent, documents required for the evaluation or realisation of the assigned Claims have been delivered by the Assignor to a third party (especially to an accountant or tax advisor) the Assignor hereby assigns to the Assignee its claims against such third party for providing information and for delivering such documents and hereby authorises the third party to provide the Assignee with such information and documents required to evaluate and realise the assigned Claims. The Assignee accepts such assignments.

11.      MAINTENANCE OF LIABLE CAPITAL

(a) The enforcement of this Agreement shall be, at the date hereof and at any time hereafter, limited to an amount equal to the net assets of the Assignor, which are calculated as the


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         Assignor's total assets (the calculation of which shall take into account the captions reflected in Section 266 (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less its reserves for own shares (Section 266 (3) A III. 2. of the German Commercial
         Code) less its liabilities (the calculation of which shall take into account the captions reflected in Section 266 (3) B, C and D of the German Commercial Code) less its registered share capital (Stammkapital) (the NET ASSETS).

(b) For the purposes of calculating the Net Assets the balance sheet shall be adjusted in a way that (i) any amounts which the Assignor has received from funds from the issuance of the Notes which have been on-lent by the Issuer to the Assignor and are still outstanding at the time of the enforcement of this Agreement shall be disregarded or (ii) the amount of any increase of the Assignor's registered share capital out of retained earnings (Kapitalerhohung aus Gesellschaftsmitteln) after the date of this Agreement that has been effected without the prior written consent of the Assignee shall be deducted from the Assignor's registered share capital.

(c)      Furthermore, the Assignor shall, in a situation where

         (i) it does not have sufficient assets to maintain its registered share capital; and

         (ii) the Assignee would (but for this Clause) be entitled and is seeking to enforce the security granted under this Agreement,

         realise any and all of its assets that are shown in the balance sheet with a book value (Buchwert) which is significantly lower than the market value of such assets, provided such asset is not necessary for the Assignor's business (betriebsnotwendig).

(d) For the purpose of the calculation of the Net Assets and thus the enforceable amount, the Assignor will deliver within 30 Business Days after the notification by the Assignee of an Payment Default, to the Assignee an up to date balance sheet drawn-up by its auditors or any other reputable firm of auditors together with a determination of the Net Assets by the respective auditors. The balance sheet and determination of Net Assets shall be prepared in accordance with accounting principles pursuant to the German Commercial Code (Handelsgesetzbuch) and be based on the same principles that were applied when establishing the previous year's balance sheet.

(e) Should the Assignor fail to deliver such balance sheet and/or determination of the Net Assets within the 30 Business Day period referred to above or if the Assignor has generally ceased to make payments or upon filing of an application for insolvency proceedings by the Assignor, the Assignee shall be entitled to enforce security granted under this Agreement, without the enforcement limitations provided for above applying at the time of such enforcement, but is obliged to retransfer proceeds from such enforcement to the extent that the Assignor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules on preservation of the stated share capital under Sections 30, 31 GmbH-Act as set out in paragraph (a)-(c) above by resulting or enhancinG negative assets (Unterbilanz) of the Assignor.

(f) This Agreement shall further not be enforced to the extent that the Assignor demonstrates in reasonable detail that such enforcement would lead to a breach of the Gebot der Rucksichtnahme auf die Eigenbelange der Gesellschaft (duty of care owing by the relevant shareholders vis-a-vis the respective company) and of the Verbot des existenzvernichtenden Eingriffs (prohibition of insolvency-causing intervention), as developed by the recent jurisdiction (in particular BGH II ZR 178/99 "Bremer Vulkan", BGH ZR 196/00 and BGH II ZR 300/00 "KBV"), of the Federal Supreme Court (Bundesgerichtshof), caused for example, as far as this would be within the scope of the cited court rulings, if the entering into this Agreement and its enforcement results in the illiquidity (Zahlungsunfahigkeit) of the


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         Assignor. The Assignee shall be obliged to retransfer proceeds from such enforcement to the extent that the Assignor demonstrates in reasonable detail that the enforcement of this Agreement violated the rules of the cited Federal Supreme Court rulings. Otherwise, any claim for damages to the Assignee (excluding, for the avoidance of doubt, any claim relating to unjust enrichment) by the Assignor, any shareholders of the Assignor or its managing directors shall be excluded.

(g) Notwithstanding paragraph (a)-(f) above the Assignee shall be entitled to immediate enforcement of the security granted under this Agreement, if and to the extent the Assignee has already made a claim under the German Subsidiary Guaranty and the enforcement of the German Subsidiary Guaranty was not excluded pursuant to its maintenance of capital rules, but is obliged to retransfer proceeds from such enforcement of the security granted under this Agreement in accordance with paragraphs (e) and (f) above.

12.      UNDERTAKINGS

         The Assignor undertakes:

         (a) to inform the Assignee without undue delay (unverzuglich) of any subsequent material changes in the value of any of the Claims resulting from any complaints, price discounts, set off or other reasons, after becoming aware of such changes. The same applies if the maturity of the Claims materially changes or the Assignor becomes aware of circumstances which impair the ability of Debtors to make payment;

         (b) to provide the Assignee promptly (unverzuglich) at its reasonable request all information and documents which are necessary for asserting the Claims;

         (c) to inform the Assignee promptly of any attachments (Pfandungen) regarding any and all of the Claims or any other measures which may impair or jeopardise the Assignee's rights relating to the Claims. In the event of an attachment, the Assignor undertakes to forward to the Assignee without undue delay a copy of the attachment order (Pfandungsbeschluss), the garnishee order (Uberweisungsbeschluss) and all other documents necessary for a defence against the attachment. The Assignor shall inform the attaching creditor promptly about the Assignee's security interests; and

         (d) to notify the Assignee promptly of any event or circumstance which might materially adversely affect the validity or enforceability of this Agreement;

         (e) to promptly execute such further instruments and documents and do such other acts as are necessary in order to fully effect the purposes of this Agreement as the Assignee may from time to time reasonably request;

         (f) not to assign or sell any of the Claims to any third party without the Assignee's prior written consent; and

         (g) without delay and in any event no later than five (5) Business Days following the date of acquisition of an Intra-Group Receivable arising from a debtor or counterparty that is not listed on Schedule 1 Part 1 (as supplemented from time to time), the Assignor shall deliver a written notice to the Assignee, setting forth the details listed in Schedule 1 Part 1 (it being understood that such written notice shall be deemed to supplement Schedule 1 Part 1 annexed hereto for all purposes of this Agreement); and without delay and in any event no later than five (5) Business Days following the date that the Assignor enters into an insurance contract with a Person that is not listed on


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                  Schedule 1 Part 2 (as supplemented from time to time) and
                  that is subject to Insurance Claims, the Assignor shall deliver a written notice to the Assignee, setting forth the details listed in Schedule 1 Part 2 (it being understood that such written notice shall be deemed to supplement Schedule 1
                  Part 2 annexed hereto for all purposes of this Agreement).

13.      REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Assignor under the Subsidiary Guaranty and the other Credit Documents to which the Assignor is party, the Assignor represents and warrants to the Assignee as of the date hereof that:

         (a) it is validly existing and neither insolvent, nor subject to any insolvency proceedings nor in a financial crisis (Krise);

         (b) it is the holder (Forderungsinhaber) of the Existing Claims and the rights assigned hereunder;

         (c)      the specification of the Existing Claims set out in
                  Schedule 1 Part 1, Part 2 and Part 3 is a complete and accurate specification of all Existing Claims;

         (d) all necessary corporate action has been taken to authorise the entry into this Agreement; and

         (e) to the best of its knowledge and in accordance with the principles of prudent businessmen (Sorgfalt eines ordentlichen Kaufmanns), it has the right to freely dispose (verfugen) of the Existing Claims and rights and such disposition does not violate the rights of any third party or any regulatory orders.

14.      INDEMNITY

14.1     LIABILITY FOR DAMAGES

         The Assignee shall not be liable for any loss or damage suffered by the Assignor save in respect of such loss or damage which is suffered as a result of the gross negligence or wilful misconduct of the Assignee.

14.2     INDEMNIFICATION

         The Assignor will indemnify the Assignee against any losses, actions, claims, expenses, demands and liabilities which may be reasonably incurred by or made against the Assignee for anything done or omitted in the exercise or purported exercise of the powers contained herein and occasioned by any breach of the Assignor of any of its obligations or undertakings herein contained other than to the extent that such losses, actions, claims, expenses, demands and liabilities are incurred or made against the Assignee as a result of the gross negligence or wilful misconduct of the Assignee.

15.      DURATION AND INDEPENDENCE

15.1     DURATION

         This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Claims have been irrevocably paid and discharged in full; and (b) the date notified by the Assignee to the Assignor. This Agreement shall not cease to exist if any


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         payments made in satisfaction of the Secured Claims have only temporarily discharged the Secured Claims.

15.2     CONTINUING SECURITY

         This Agreement shall create a continuing security and no change or amendment or increase whatsoever to the Notes or in any document or agreement related thereto nor any release of Security shall affect the validity or the scope of this Agreement.

15.3     INDEPENDENCE

         This Agreement is independent from any other Security. No other such Security shall prejudice, be prejudiced by, or be merged in any way with, this Agreement.

16.      COSTS AND EXPENSES

         The Assignor shall on demand pay (or procure payment) to the Assignee all expenses that the Assignee may incur in connection with (i) the administration of this Agreement as further provided in the Collateral Agency Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realisation upon, any of the Claims, (iii) the exercise or enforcement of any of the rights of the Assignee hereunder, or (iv) the failure by the Assignor to perform or observe any of the provisions hereof. The Assignor shall on demand pay (or procure payment) to the Assignee the amount of all other costs, charges, fees and expenses (including fees for legal advisers) reasonably and properly incurred by the Assignee in connection with the preparation, execution, performance and amendment of this Agreement, or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes.

17.      MISCELLANEOUS

17.1     AMENDMENTS

         Changes to and amendments of this Agreement including this Clause must be made in writing.

17.2     WAIVERS AND REMEDIES CUMULATIVE

         The rights of each Party under this Agreement:

         (a)      may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights or remedies provided by law;

         (c)      may be waived only in writing and specifically.

         Delay in exercising, partial exercising or non-exercising of any rights is not a waiver of that right.

18.      ASSIGNMENT

         The Assignor may not assign or transfer any of its rights under this Agreement, save prior agreement in writing of the Assignee.

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19.      SEVERABILITY

(a) If a term of this Agreement is or becomes illegal, invalid or unenforceable, that will not affect the legality, validity or enforceability of any other terms of this Agreement.

(b) The illegal, invalid or unenforceable term shall be deemed to be replaced by that term which best meets the intent of the replaced term.

20.      RELEASE OF SECURITY

         After the full and complete satisfaction of all Secured Claims or if so required by German mandatory law, the Assignee shall reassign to the Assignor the Claims and surrender the excess proceeds, if any, resulting from any realisation of the Claims. The Assignee will, however, transfer any claims to a third party to the extent he is obliged to do so.

21.      NOTICES

21.1     NOTICES

         Any notice or other communication under or in connection with this Agreement to the Assignor or the Assignee shall be in writing and shall be delivered personally, by post or facsimile and shall be sent to the address or facsimile number of the party, and for the attention of the individual, as set forth in Schedule 5 or such other address or facsimile number as is notified by that party for this purpose to the Assignee from time to time. Any notice under this Agreement shall also be copied to the Issuer.

21.2     LANGUAGE

         Unless otherwise agreed, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text of this Agreement, any notice or other communication and the text in any other language, the English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

21.3     DELIVERY

         Any communication made by one Party to another under or in connection with this Agreement will only be effective:

         (a)      if by way of fax, when received in legible form; or

         (b) if by way of letter, when it has been left at the relevant address with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         and, if a particular department or officer is specified as part of its address details, if addressed to that department or officer.

22.      GOVERNING LAW

         This Agreement shall be governed by the laws of Germany.



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23.      JURISDICTION

(a) The courts of Frankfurt am Main, Germany, have exclusive jurisdiction to settle any dispute in connection with this Agreement.

(b) The Assignee may also take legal action against the Assignor before any other competent court of law having jurisdiction over the Assignor.

This Agreement has been entered into on the date stated at the beginning of this Agreement and has been executed in three originals.

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                                 SIGNATORIES

CP FILMS VERTRIEBS GMBH

By: /s/ Kristel Deroover
    --------------------
    Kristel Deroover
    Attorney



KBC BANK NV

By: /s/ Dirk De Bleser
    ------------------
    Dirk De Bleser
    Head of Operations & Accounting

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